Exhibit 10.3

Master Services Agreement Dated

Between Kitov Pharmaceuticals Limited (Kitov)

and

Java Clincial Research Ltd ( JAVA)

CHANGE ORDER FORM (1)
PROTOCOL NUMBER:	K-302-03-01
Kitov CONTACT:	Mr Simcha Rock
SUPPLIER CONTACT:	Ms Ruth Nallen
DATE OF REQUEST:	26 03 2014

BRIEFLY DESCRIBE ORIGINAL ASSUMPTION AND NEW REQUEST:

The Original MSA dated 04 February refers only to Java Professional and Pass through Fees.

This change order reflects total agree PI Fees for both Republic of Ireland and Northern Ireland.

  ROI fees which will be paid in euro to Java Clinical Research ltd who will then pass it on to the PIs upon receipt of invoices.
  NI fees will be paid in sterling directly to the single Investigator site at Celerion.
  A detailed service agreement will be exchanged directly between Kitov Pharmaceuticals and Celerion.

IMPACT (estimated effort and/or timeline): This change order has no impact on effort or timelines.
COST: Total additional cost: €669,989.60 Payment Terms: Payment details and schedules are detailed in Appendix 1 & 2
Amendment: This Change Order Form shall constitute a Contract Amendment to the MSA dated 04 February 2014 between Kitov and Java and shall apply only to the revision of PIs fees attached hereto. In all other respects the terms and conditions of the MSA shall remain in full force and effect and shall be applied to this Contract Amendment.
Kitov Pharmaceuticals Ltd /s/ Simcha Rock (Signature) 26/3/2014 (Date)	Java /s/ Ruth Nallen (Signature) 26/03/2014 (Date)

Change order no 1

Kitov/ Java MSA

Appendix 1

PI Fees Republic of Ireland

Fees payable to Java Clinical Research Ltd

Study Reference K-03-01
Estimate ROI Investigator Costs (Euro)
Investigator fees	72,000.00	Cost per screen failure: €720 x 100 subjects
	257,500.00	Cost per randomised subject: €2575 x 100 subjects
Total	329,500.00
Other Investigator Pass through costs
GP Patient Referral Fee	7,500.00	Estimate: 100 patients x €100 per patient
Community Screening Clinics	7,500.00	Estimate: €1000 per site x 10 sites
ABPM subject lifestyle inconvenience reimbursement	25,000.00	Screen failures: 100 x 1 x €50; Randomised subjects: 100 x 4 x €50
Estimated receipted subject travel expenses	60,000.00	Screen failures:100 x 3 visits x €50; Randomised subjects:100 x 9 visitsx €50
Total	100,000.00
Proposed payment of PI fees		Estimate Invoice Date
Upfront payment of 25%	82,375.00	Apr-14
Payments every 2 months thereafter based on subject visits
	82,375.00	Jul-04
	82,375.00	Sep-14
	82,375.00	Nov-14
	329,500.00
Pass through Fees
Upfront 25%	25,000.00	Apr-14
Following SIV completion	25,000.00	Jun-14
Payments every 2 months thereafter based on exepditure	25,000.00	Aug-14
Payments every 2 months thereafter based on exepditure	25,000.00	Oct-14
	100,000.00

Change order no 1

Kitov/ Java MSA

Appendix 2

PI Fees Northern Ireland

Paid and contracted directly to Celerion

MSA Kitov/ Celerion	Euro	Sterling

Patient Management /PI Fees	€217,166.40	£180,972.00

Pass through costs	€6,000.00	£5,000.00

PK sampling	€17,323.20	£14,436.00

Total	€240,489.60	£200,408.00

Change order no 1

Kitov/ Java MSA

Master Services Agreement Dated

Between Kitov Pharmaceuticals Limited (Kitov)

and

Java Clinical Research Ltd ( JAVA)

CHANGE ORDER FORM (2)
PROTOCOL NUMBER:	KIT-302-03-01
Kitov CONTACT:	Mr Simcha Rock
SUPPLIER CONTACT:	Ms Ruth Nallen
DATE OF REQUEST:	22 09 2014

BRIEFLY DESCRIBE ORIGINAL ASSUMPTION AND NEW REQUEST:

  Project timelines have extended as the study will now be conducted in the UK as opposed to the Republic of Ireland as stated in the original MSA. The movement of the study to the UK necessitated additional feasibility assessments which resulted in the selection of 4 additional UK sites and a central laboratory in the UK. Kitov Pharmaceuticals will contract directly with ACM laboratories so this service is now excluded from the MSA. Kitov will also manage PI fees directly with UK sites, so the PI fees itemised in CO 1 will no longer be applicable to this MSA.

  Multiple protocol amendments were issued to facilitate recruitment. This resulted in the submission of multiple substantial amendment to the UK REC and MHRA. It also resulted in modifications to the eCRF and data management plan. Additionally REC approval, by means of submission of a substantial amendment to the REC, was required for each of the additional UK sites.

IMPACT (estimated effort and/or timeline):

  Project preparation timelines extended by 4 weeks
  Study conduct time has extended by 20 weeks
  Milestone payments have been restructured as detailed below in payment terms

COST:

Total additional cost:

€ 96,716.34 Professional Fees

€ 9,968 Pass through Fees

Revised budget break down is included in Appendix 1.

Costs will be revisited if recruitment is completed earlier than 27 March 2015 as detailed in the attached Appendix 1.

GRAND REVISED TOTAL PROFESSIONAL FEES	664,799.58
less received to date	204,657.98

Balance	460,141.60

20% following 10 subjects randomised	92,028.32
10 % following 30 subjects randomised	46,014.16
10 % following 50 subjects randomised	46,014.16
10 % following 75 subjects randomised	46,014.16
10 % following 100 subjects randomised	46,014.16
10 % following 125 subjects randomised	46,014.16
10 % following 150 subjects randomised	46,014.16
10% following LPLV	46,014.16
5% following DB lock	23,007.08
5% following final study Report	23,007.08
460,141.60

Amendment: This Change Order Form shall constitute a Contract Amendment to the MSA dated 04 February 2014 and Change Order No 1 dated 26 March 2014 between Kitov and Java. In all respects the terms and conditions of the MSA shall remain in full force and effect and shall be applied to this Contract Amendment No 2
Kitov Pharmaceuticals Ltd /s/ Simcha Rock (Signature) September 23, 2014 (Date)	Java Clinical Research ltd /s/ (Signature) _________________________ (Date)

Change order no 1

Kitov/ Java MSA

Appendix 1

Revised Professional & Pass through fees

Study Reference K-03-01

Projected Timelines:
Project Preparation	14 weeks	18 weeks	January 2014 – Mid-May 2014
Study Recruitment and Conduct Period	22 weeks	42 weeks	22 June 2014 - 27 March 2015
Close out period	12 weeks		30 March 2015 - 19 June 2015

Indication:	Hypertension

Key Assumptions:
Number of patients to be screened	300
Number of patients to be randomised	150
Sites	1 site NI 4 sites UK
Number of monitoring visits	Estimated pool of 45 monitoring site visits
Total CRF pages per patient	TBC

ACTIVITY	RATE	UNIT	EST. REQ.	ESTIMATED CHARGE	Comments
	€		Range	Range €
Project Preparation
PM project training	110.00	hour	16	1,760.00	To include protocol, CRF and SOP training
CRA project training	85.00	hour	16	1,360.00	To include protocol, CRF and SOP training
PM project preparation time	1,760.00	week	22	38,720.00	Includes site contacts/feasibility assessments to ensure all required systems are in place for study initiation, assistance with eCRF development to include advice on required CRF data fields, communication with Kitov Ltd on project related progress/issue
PM Feasibility & Preparation UK sites	880.00	day	12	10,560.00	Site & laboratory feasibility and selection activities including budget and contract negotiations
CRA project preparation time	1,360.00	week	14	19,040.00	Includes site contacts/feasibility, communication with Kitov Ltd, collating all study related materials required for initiation, addressing site queries and issues, preparation/customisation of Investigator Study Files and Forms, collection of essential d
CTA project preparation time	400.00	week	18	7,200.00

Preparation total				78,640.00
Regulatory and Ethics
Review and submission of CTA to IMB (including submission of responses to any queries raised during review period)	3,840.00	submission	1	3,840.00
Review and submission of CTA to MHRA (including submission of responses to any queries raised during review period)	3,840.00	submission	1	3,840.00
Submission of Substantial Amendment to MHRA	120.00	hour	38	4,560.00	12 hours Amen1: 8 hours Ament 2 ; 16 hours Amen 3 :12 hours amendment 4
Submission to National Ethics Committee in Northern Ireland (including submission of responses to any queries raised during review period)	2,040.00	submission	1	2,040.00
Submission to National Ethics Committee in Northern Ireland (including submission of responses to any queries	2,720.00	submission	1	2,720.00
Preparation and submission of substantial amendments to National Ethics Committee in Northern Ireland	880.00	submission	7	6,160.00
Management of R&D Office Approval, including budget negotiation	1,760.00	site	1	1,760.00

Change order no 1

Kitov/ Java MSA

Regulatory total				24,920.00	Estimate 13 Belfast visits; 32 UK visits
Clinical Operations					Assuming 1 Belfast Centre: 4 UK Regional Centres - estimated Monitoring Visit Pool of 45 visits ( 12 visits Belfast : 32UK))
Site Qualification Visits	680.00	site	10	6,800.00	Site Visit preparation time for pre study visits - 2 hours. Site Visit preparation time for SIV and close out visit - 4 hours. Site Qualification and Pre study visit duration - 4 hours. SIV and close out visit duration - 8 hours. Monitoring Visits pre
Travel time	400.00	site	6	2,400.00
Site Qualification Visits UK	680.00	site	4	2,720.00
Travel time UK	600.00	site	4	2,400.00
Pre-Study Visits	850.00	site	5	4,250.00
Travel time Belfast	200.00	visit	1	200.00
Travel time UK	600.00	visit	4	2,400.00
Site Initiation Visits	1,360.00	site	5	6,800.00
Travel time Belfast	200.00	visit	1	200.00
travel time UK	600.00	visit	4	2,400.00

Study Monitoring Visits	2,040.00	site	45	91,800.00
Travel time Belfast	200.00	visit	13	2,600.00
Travel time UK	600.00	visit	32	19,200.00
Study Close-Out Visits	1,360.00	site	5	6,800.00
Travel time Belfast	200.00	visit	1	200.00
Travel time UK	600.00	visit	4	2,400.00
CRA Site Management	340.00	week	18	6,120.00	June - Sept 2014
CRA Site Management	850.00	week	24	20,400.00	Oct - March 2015
CRA Site Management	850.00	week	12	10,200.00	Close out period
Project Management	2,200.00	week	52	114,400.00	Internal management of CRAs including advice on recruitment strategies, site related issues, contingency measurement implementation etc; Communication with Kitov Ltd on project progress/study related issues; Management of Third Party Vendors; Management o
CTA study conduct	320.00	week	52	16,640.00	Assistance with compilation of return of essential dcoument for TMF, CRA travel arrangements, collation of all pass through costs and study related invoices.

Change order no 1

Kitov/ Java MSA

 Page3 of 5

Clinical Operations	321,330.00
Other Services
Clinical Laboratory Services (Estimate)
Central Laboratory set up Fee	5,874.00	ACM laboratory contracted directly with Kitov
Data Management and Statistics
Biometrics Management	11,172.00
Data Management	42,873.50
Amendment 1-3	5,133.50
Amendment 4	27,522.00
eCRF management and hosting	64,189.25
Statistics	37,225.75
	188,116.00

Pharmacovigilance
Safety Database Maintenance	4,000.00
PhV Specifications	2,910.00
SAE Initial/Follow-up Report Processing	3,600.00
Expedite SUSARs reporting	108.00
Line Listing production	2,440.00
Responsible Person - Eudravigilance	6712.5
Pharmacovigilance Subtotal	19,770.50

Medical Writing
Clinical Study Report	14,252.00

Other Services Subtotal	222,138.50
8% overhead	17,771.08
Preparation Regulatory & Clinops Subtotals	424,890.00

GRAND TOTAL PROFESSIONAL FEES	664,799.58

Other study conduct costs
IMB CTA	1,443.00
MHRA CTA + amendments	5,000.00
Ethics Committe Fees	3,500.00
CRA Travel	28,200.00	Belfast site: 1 sites x 4 visits x €300 = €1200 (SQV/PS/SIV/C0)
		Belfast site: 1 x 13 visits x €300 = 3900
		UK sites: 4 sites x 4 visits €500 =€8000 (SQV/PS/SIV/C0)
		UK sites: 32 x €500 = €16000
Courier Costs - as per receipted expenses	8,000.00	Estimate
Stationary, Printing, Photocopying for TMF, Investigator Site Files and Ethics Applications ; other	10,000.00
Management of PI fees	9,885.00
Estimate other pass through costs	66,028.00

Change order no 1

Kitov/ Java MSA

GRAND TOTAL PROFESSIONAL FEES	664,799.58
less received to date	204,657.98

Balance	460,141.60

20% following 10 subjects randomised	92,028.32
10 % following 30 subjects randomised	46,014.16
10 % following 50 subjects randomised	46,014.16
10 % following 75 subjects randomised	46,014.16
10 % following 100 subjects randomised	46,014.16
10 % following 125 subjects randomised	46,014.16
10 % following 150 subjects randomised	46,014.16
10% following LPLV	46,014.16
5% following DB lock	23,007.08
5% following final study Report	23,007.08
460,141.60

Change order no 1

Kitov/ Java MSA

Master Services Agreement Dated

2nd April 2015

Between Kitov Pharmaceuticals Limited (Kitov)

and

Java Clinical Research Ltd ( JAVA)

CHANGE ORDER FORM (3)
PROTOCOL NUMBER:	KIT-302-03-01
Kitov CONTACT:	Mr Simcha Rock
SUPPLIER CONTACT:	Ms Ruth Nallen
DATE OF REQUEST:	2nd April 2015

BRIEFLY DESCRIBE ORIGINAL ASSUMPTION AND NEW REQUEST:

• Project timelines have been extended as follows: 8 additional weeks in the study conduct 8 weeks interim analysis

•	The budget is now reflective of up to 30 additional patients.

•	The Monitoring visit schedule has been restructured. The total monitoring visits have increased from 45 to 56; 40 of which are two day visits and 16 are one day visits.

•	3 additional sites in the UK have been included; the budget reflects additional site feasibility assessments and initiation and close out visits allocated to these new sites.

•	Protocol amendments were issued to facilitate recruitment. This resulted in the submission of multiple substantial amendment to the UK REC and MHRA. It also resulted in modifications to the eCRF and data management plan. Additionally REC approval, by means of submission of a substantial amendment to the REC, was required for each of the additional UK sites.

IMPACT (estimated effort and/or timeline): As stated above
COST: Total additional cost: €116,238.18 Revised budget break down is included in Appendix 1.

GRAND TOTAL PROFESSIONAL FEES	781,037.76
Less received to date	388,714.62
Invoice due for payment 30 March 2015	46,014.16
434,728.78
Balance Due	346,308.98
Revised Payment schedule ( based on montly resources)
30-Apr-15	76,957.50
30-Jun-15	76,957.50
30-Aug-15	76,957.50
30-Oct-15	76,957.50
30-Dec-15	38,478.98
346,308.98

Amendment: This Change Order Form shall constitute a Contract Amendment to the MSA dated 04 February 2014, Change Order No 1 dated 26 March 2014 and Change Order 2 dated 22 September 2014 between Kitov and Java. In all respects the terms and conditions of the MSA shall remain in full force and effect and shall be applied to this Change Order No 3.
Kitov Pharmaceuticals Ltd /s/ Simcha Rock (Signature) April 2, 2015 (Date)	Java Clinical Research ltd /s/ Ruth Nallen (Signature) 02 April 2015 (Date)

Change order no 1

Kitov/ Java MSA

Appendix 1

Revised Professional fees

Study Reference K-03-01
	Agreed V8	Revised V9
Projected Timelines:
Project Preparation	18 weeks		January 2014 – Mid-May 2014
Study Recruitment and Conduct Period	42 weeks	50 weeks	22 June 2014 - 05 June 2015
Interim Analysis Recruitment and Conduct Period		8	08 June - 03 AUG
Close out period	12 weeks	12 weeks	03 AUG - 2 Nov

Indication:	Hypertension

Key Assumptions:
Number of patients to be screened	300	400
Number of patients to be randomised	150	150
Number of patients randomised during interim analysis		30
Sites	5 sites	8 Sites
Number of monitoring visits (180 patients)	Estimated pool of 56 monitoring site visits

Total CRF pages per patient	TBC

Change order no 1

Kitov/ Java MSA

ACTIVITY	RATE	UNIT	EST. REQ.	ESTIMATED CHARGE	Comments
	€		Range	Range €
Project Preparation
PM project training	110.00	hour	16	1,760.00	To include protocol, CRF and SOP training
CRA project training	85.00	hour	16	1,360.00	To include protocol, CRF and SOP training
PM project preparation time	1,760.00	week	22	38,720.00	Includes site contacts/feasibility assessments to ensure all required systems are in place for study initiation, assistance with eCRF development to include advice on required CRF data fields, communication with Kitov Ltd on project related progress/issue
PM Feasibility & Preparation UK sites	880.00	day	12	10,560.00	Site & laboratory feasibility and selection activities including budget and contract negotiations
CRA project preparation time	1,360.00	week	14	19,040.00	Includes site contacts/feasibility, communication with Kitov Ltd, collating all study related materials required for initiation, addressing site queries and issues, preparation/customisation of Investigator Study Files and Forms, collection of essential d
CRA project preparation time	2,040.00	site	3	6,120.00	additional 3 sites
CTA project preparation time	400.00	week	18	7,200.00
Preparation total				84,760.00
Regulatory and Ethics
Review and submission of CTA to IMB (including submission of responses to any queries raised during review period)	3,840.00	submission	1	3,840.00
Review and submission of CTA to MHRA (including submission of responses to any queries raised during review period)	3,840.00	submission	1	3,840.00
Submission of Substantial Amendment to MHRA	120.00	hour	38	4,560.00	12 hours Amen1: 8 hours Ament 2 ; 16 hours Amen 3 :12 hours amendment 4
Submission to National Ethics Committee in Northern Ireland (including submission of responses to any queries raised during review period)	2,040.00	submission	1	2,040.00
Submission to National Ethics Committee in Northern Ireland (including submission of responses to any queries	2,720.00	submission	1	2,720.00
Preparation and submission of substantial amendments to National Ethics Committee in Northern Ireland	880.00	submission	12	10,560.00
Preparation and submission of non substantial amendments to National Ethics Committee in Northern Ireland	220.00	submission	25	5,500.00
Management of R&D Office Approval, including budget negotiation	1,760.00	site	1	1,760.00
Submission fo R&D Office Amendment including revised budget negotiaition for QMUH	880.00	site	1	880.00
Regulatory total				35,700.00
Clinical Operations
Site Qualification Visits	680.00	site	10	6,800.00	Site Visit preparation time for pre study visits - 2 hours. Site Visit preparation time for SIV and close out visit - 4 hours. Site Qualification and Pre study visit duration - 4 hours. SIV and close out visit duration - 8 hours. Monitoring Visits prep
Travel time	400.00	site	6	2,400.00
Site Qualification Visits UK	680.00	site	4	2,720.00
Travel time UK	600.00	site	4	2,400.00
Pre-Study Visits	850.00	site	8	6,800.00
Travel time Belfast	200.00	visit	1	200.00
Travel time UK	200.00	visit	4	800.00
Site Initiation Visits	1,360.00	site	8	10,880.00
Travel time Belfast	200.00	visit	1	200.00
travel time UK	200.00	visit	7	1,400.00

Study Monitoring Visits (2 day visits)	2,040.00	site	40	81,600.00
Study Monitoring Visits (1 day visits)	1,360.00	site	16	21,760.00
Travel time Belfast	200.00	visit	7	1,400.00
Travel time UK	200.00	visit	49	9,800.00
Study Close-Out Visits	1,360.00	site	8	10,880.00
Travel time Belfast	200.00	visit	1	200.00
Travel time UK	200.00	visit	7	1,400.00
CRA Site Management	340.00	week	18	6,120.00	June - Sept 2014 (2 sites)
CRA Site Management	510.00	week	12	6,120.00	Oct - Dec 2014 (5 sites)
CRA Site Management	680.00	week	28	19,040.00	Jan - Aug 2015(8 sites) 1 hour per site per week
CRA Site Management	1,360.00	week	12	16,320.00	Close out period 2 hours per site per week
Project Management	2,200.00	week	70	154,000.00	Internal management of CRAs including advice on recruitment strategies, site related issues, contingency measurement implementation etc.; Communication with Kitov Ltd on project progress/study related issues; Management of Third Party Vendors; Management
CTA study conduct	320.00	week	70	22,400.00	Assistance with compilation of return of essential document for TMF, CRA travel arrangements, collation of all pass through costs and study related invoices.

Change order no 1

Kitov/ Java MSA

Clinical Operations	385,640.00
Other Services
Clinical Laboratory Services (Estimate)
Central Laboratory set up Fee	5,874.00	ACM laboratory contracted directly with Kitov
Clinical Laboratory Services (Estimate) total	5,874.00

Data Management and Statistics
Biometrics Management	15,361.00
Data Management	52,313.50
Statistics	37,225.75
Amendment 1-3	5,133.50
Amendment 4	27,522.00
eCRF management and hosting	82,148.75
Data Management and Statistics total	219,704.50

Pharmacovigilance
Safety Database Maintenance	6,857.50
PhV Specifications	2,910.00
SAE Initial/Follow-up Report Processing		3600 only if SAE
Expedite SUSARs reporting	108.00
Line Listing production	2,440.00
Responsible Person - Eudravigilance	8,300.00
Pharmacovigilance total	20,615.50

Medical Writing
Clinical Study Report	14,252.00
Medical Writing total	14,252.00
Other Services Subtotal
Summary
Preparation total	84,760.00
Regulatory total	35,700.00
Clinical Operations total	385,640.00
Other Services total	254,572.00
8% overhead	20,365.76

GRAND TOTAL PROFESSIONAL FEES	781,037.76

Change order no 1

Kitov/ Java MSA